Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Full-Year 2012 Financial Results

HOUSTON, Feb. 19, 2013 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported adjusted 2012 fourth-quarter net income of $24.0 million and diluted earnings per common share of $0.99 for the period ended Dec. 31, 2012. Full-year 2012 adjusted net income increased 25.8 percent, to a record $108.2 million, and adjusted diluted earnings per common share were an all-time high of $4.53.

Fourth-Quarter 2012 Results (on a year-over-year basis unless otherwise noted)

•	Total gross profit grew 14.0 percent on 19.3 percent higher revenues of $1.9 billion.

•	New vehicle revenues increased 22.3 percent on 20.8 percent more unit sales. New vehicle gross profit increased 12.4 percent on an average vehicle selling price increase of 1.2 percent, to $34,872.

•	Retail used vehicle gross profit increased 13.9 percent on 16.6 percent higher revenues, as the average selling price increased 2.7 percent, to $20,977, and the company retailed 13.5 percent more units.

•	Parts and service gross profit increased 8.6 percent on 8.3 percent higher revenues.

•	Finance and insurance gross profit per retail unit increased $87, to an all-time record $1,270, as penetration rates improved in both finance and vehicle service contracts.

•	Selling, general and administrative (SG&A) expenses (adjusted) as a percent of revenues improved 40 basis points, to 11.1 percent.

•	SG&A expenses (adjusted) as a percent of gross profit increased 60 basis points, to 76.7 percent.

Full-Year 2012 Results (on a year-over-year basis unless otherwise noted)

•	Total gross profit grew 16.3 percent on 23.0 percent higher revenues of $7.5 billion, representing increases in all operating segments and new all-time records.

•	New vehicle gross profit grew 17.6 percent on 26.1 percent higher revenues, as the company retailed 128,550 new vehicles in 2012.

•	Retail used vehicle gross profit was 17.3 percent higher on a 24.0 percent revenue increase.

•	Parts and service revenues grew 8.1 percent.

•	Finance and insurance revenues increased 32.8 percent on 24.0 percent more retail unit sales; gross profit per unit was a record-setting $1,215.

•	SG&A expenses (adjusted) as a percent of gross profit improved 100 basis points on a comparable basis, to 75.4 percent.

•	Operating margin (adjusted) was 3.2 percent.

“Overall, 2012 was a great year for Group 1 Automotive with total revenue growth of 23 percent and all-time record net income and earnings per diluted share,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Despite continuing the strong growth pace in the fourth quarter with 19 percent revenue growth, we missed some opportunities to maximize profits via complete leveraging of our cost structure. We began taking actions in this regard on Jan. 1 and I am confident that we can return to the type of cost leverage we generated in the first three quarters of the year. I believe 2013 will be another great year for the industry as a whole and Group 1 Automotive in particular.”

Corporate Development

During the fourth quarter, Group 1 purchased a Hyundai dealership in Oklahoma, a Ford dealership in Georgia and a Kia dealership in Kansas that are estimated to generate $180.0 million in annual revenues. The company also disposed of two Nissan dealerships and a Mazda dealership in Massachusetts, an Audi dealership in the United Kingdom and its Maybach franchise in California. In total the fourth quarter dispositions generated trailing-12-month revenues of $110.3 million.

During 2012, Group 1 acquired a total of 16 franchises that are expected to generate $715.0 million in annual revenues and disposed of six franchises that generated $128.0 million of annual revenues.

Group 1 Automotive, Inc.

In January 2013, Group 1 disposed of a Nissan dealership in California that generated $35.0 million in annual revenues during the last 12 months.

Fourth-Quarter Earnings Conference Call

Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth-quarter financial results and the company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789

International: 1.412.317.6789

Conference ID: 10023527

A telephonic replay will be available following the call through Feb. 27 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529

International: 1.412.317.0088

Conference ID: 10023527

About Group 1 Automotive, Inc.

Group 1 owns and operates 120 automotive dealerships, 156 franchises, and 31 collision centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Group 1 Automotive, Inc.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:

Kim Paper Canning

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | kpaper@group1auto.com

Media Contacts:

Pete DeLongchamps

V.P. Financial Services and Manufacturer Relations

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,156,507	$945,392	22.3
Used vehicle retail sales	423,315	362,911	16.6
Used vehicle wholesale sales	69,724	59,434	17.3
Parts and service	221,666	204,711	8.3
Finance and insurance	67,745	53,481	26.7

Total revenues	1,938,957	1,625,929	19.3

COST OF SALES:
New vehicle retail sales	1,092,280	888,252	23.0
Used vehicle retail sales	390,284	333,902	16.9
Used vehicle wholesale sales	69,664	59,312	17.5
Parts and service	106,476	98,602	8.0

Total cost of sales	1,658,704	1,380,068	20.2

GROSS PROFIT	280,253	245,861	14.0

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	218,925	188,109	16.4

DEPRECIATION AND AMORTIZATION EXPENSE	8,460	7,182	17.8

ASSET IMPAIRMENTS	6,988	797	776.8

OPERATING INCOME	45,880	49,773	(7.8)

OTHER EXPENSE:
Floorplan interest expense	(8,372)	(7,442)	12.5

Other interest expense, net	(9,616)	(8,911)	7.9

INCOME BEFORE INCOME TAXES	27,892	33,420	(16.5)

PROVISION FOR INCOME TAXES	(10,760)	(12,565)	(14.4)

NET INCOME	$17,132	$20,855	(17.9)

DILUTED INCOME PER SHARE	$0.70	$0.90	(22.2)

Weighted average dilutive common shares outstanding	23,244	22,040	5.5
Weighted average participating securities	1,091	1,276	(14.5)

Total weighted average shares outstanding	24,335	23,316	4.4

	Twelve Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$4,291,098	$3,402,647	26.1
Used vehicle retail sales	1,756,918	1,416,520	24.0
Used vehicle wholesale sales	288,139	251,043	14.8
Parts and service	880,070	813,819	8.1
Finance and insurance	259,875	195,736	32.8

Total revenues	7,476,100	6,079,765	23.0

COST OF SALES:
New vehicle retail sales	4,043,659	3,192,309	26.7
Used vehicle retail sales	1,610,912	1,291,996	24.7
Used vehicle wholesale sales	285,695	246,963	15.7
Parts and service	418,582	387,897	7.9

Total cost of sales	6,358,848	5,119,165	24.2

GROSS PROFIT	1,117,252	960,600	16.3

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	848,446	735,229	15.4

DEPRECIATION AND AMORTIZATION EXPENSE	31,534	27,063	16.5

ASSET IMPAIRMENTS	7,276	4,805	51.4

OPERATING INCOME	229,996	193,503	18.9

OTHER EXPENSE:
Floorplan interest expense	(31,796)	(27,687)	14.8

Other interest expense, net	(37,465)	(33,722)	11.1

INCOME BEFORE INCOME TAXES	160,735	132,094	21.7

PROVISION FOR INCOME TAXES	(60,526)	(49,700)	21.8

NET INCOME	$100,209	$82,394	21.6

DILUTED INCOME PER SHARE	$4.19	$3.47	20.7

Weighted average dilutive common shares outstanding	22,688	22,409	1.2
Weighted average participating securities	1,215	1,377	(11.8)

Total weighted average shares outstanding	23,903	23,786	0.5

Group 1 Automotive, Inc.

Consolidated Balance Sheets

(Dollars in thousands)

	December 31,	December 31,
	2012	2011	% Change
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$4,650	$14,895	(68.8)
Contracts in transit and vehicle receivables, net	204,396	167,507	22.0
Accounts and notes receivable, net	111,228	92,775	19.9
Inventories, net	1,194,288	867,470	37.7
Deferred income taxes	19,750	16,012	23.3
Prepaid expenses and other current assets	31,869	16,925	88.3

Total current assets	1,566,181	1,175,584	33.2
PROPERTY AND EQUIPMENT, net	667,768	585,633	14.0
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	778,442	702,145	10.9
OTHER ASSETS	10,624	12,981	(18.2)

Total assets	$3,023,015	$2,476,343	22.1

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$968,959	$718,945	34.8
Offset account related to floorplan notes payable - credit facility	(112,261)	(109,207)	2.8
Floorplan notes payable - manufacturer affiliates	211,965	155,980	35.9
Current maturities of long-term debt and short-term financing	31,358	14,663	113.9
Current liabilities from interest rate risk management activities	—	7,273	(100.0)
Accounts payable	167,439	148,048	13.1
Accrued expenses	128,118	109,245	17.3

Total current liabilities	1,395,578	1,044,947	33.6
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at December 31, 2012 and December 31, 2011)	152,363	144,985	5.1
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at December 31, 2012 and December 31, 2011)	80,706	77,401	4.3
MORTGAGE FACILITY, net of current maturities	53,643	38,873	38.0
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	232,285	184,237	26.1
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	36,019	37,105	(2.9)
DEFERRED INCOME TAXES	94,130	78,459	20.0
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	43,089	26,766	61.0
OTHER LIABILITIES	42,413	36,470	16.3
COMMITMENTS AND CONTINGENCIES

TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	32,505	—	100.0

STOCKHOLDERS’ EQUITY:
Common stock	258	260	(0.8)
Additional paid-in capital	332,836	363,375	(8.4)
Retained earnings	677,864	591,037	14.7
Accumulated other comprehensive loss	(33,057)	(29,236)	13.1
Treasury stock	(117,617)	(118,336)	(0.6)

Total stockholders’ equity	860,284	807,100	6.6

Total liabilities and stockholders’ equity	$3,023,015	$2,476,343	22.1

KEY DEBT COVENANT METRICS:

Senior secured adjusted leverage ratio (must be less than 3.75)	2.35	2.46
Total adjusted leverage ratio (must be less than 5.50)	3.38	3.65
Fixed charge coverage ratio (must be greater than 1.35)	2.00	1.94

Group 1 Automotive, Inc.

Consolidated Statements of Adjusted Cash Flows from Operating Activities

(Unaudited)

(In thousands)

	Three Months Ended December 31,
	2012	2011	% Change

Net income	$17,132	$20,855	(17.9)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Asset impairments	6,988	797	776.8
Depreciation and amortization	8,460	7,182	17.8
Deferred income taxes	2,527	8,544	(70.4)
(Gain) loss on disposition of assets and franchise	(2,810)	6	(46,933.3)
Stock-based compensation	2,988	2,586	15.5
Amortization of debt discount and issue costs	3,331	3,119	6.8
Other	495	292	69.5
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	10,580	37,305	(71.6)
Accounts and notes receivable	(13,457)	(21,783)	(38.2)
Inventories	(85,087)	(119,114)	(28.6)
Contracts-in-transit and vehicle receivables	(54,226)	(67,346)	(19.5)
Prepaid expenses and other assets	(4,127)	(7,792)	(47.0)
Floorplan notes payable - credit facility (1)	69,749	143,307	(51.3)
Floorplan notes payable - manufacturer affiliates (2)	28,199	26,595	6.0
Deferred revenues	(52)	(182)	(71.4)

Adjusted net cash provided by (used in) operating activities	$(9,310)	$34,371	(127.1)

(1)	Excludes net acquisition/(disposition) related activity of $(11,638) and $21,384 for the three months ended December 31, 2012 and 2011, respectively.
(2)	Excludes net acquisition/(disposition) related activity of $11,028 and $7,134 for the three months ended December 31, 2012 and 2011, respectively.

	Twelve Months Ended December 31,
	2012	2011	% Change

Net income	$100,209	$82,394	21.6
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	7,276	4,805	51.4
Depreciation and amortization	31,534	27,063	16.5
Deferred income taxes	13,282	24,824	(46.5)
Gain on disposition of assets and franchise	(4,941)	(961)	414.2
Stock-based compensation	11,931	10,919	9.3
Amortization of debt discount and issue costs	12,990	11,990	8.3
Other	1,090	277	293.5
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	29,874	77,027	(61.2)
Accounts and notes receivable	(6,777)	(17,875)	(62.1)
Inventories	(278,232)	(7,410)	3,654.8
Contracts-in-transit and vehicle receivables	(29,091)	(53,821)	(45.9)
Prepaid expenses and other assets	2,448	(11,246)	121.8
Floorplan notes payable - credit facility (1)	245,544	(13,350)	1,939.3
Floorplan notes payable - manufacturer affiliates (2)	22,220	19,045	16.7
Deferred revenues	(163)	(1,427)	(88.6)

Adjusted net cash provided by operating activities	$159,194	$152,254	4.6

(1)	Excludes net acquisition/(disposition) related activity of $4,471 and $41,860 for the twelve months ended December 31, 2012 and 2011, respectively.
(2)	Excludes net acquisition/(disposition) related activity of $11,028 and $33,712 for the twelve months ended December 31, 2012 and 2011, respectively.

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2012 (%)	2011 (%)	2012 (%)	2011 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	6.6	10.0	9.1	11.3
	New Jersey	5.4	5.3	5.1	5.5
	New York	4.2	4.2	3.3	3.8
	Georgia	4.0	3.3	3.6	3.4
	New Hampshire	2.6	2.8	2.8	3.0
	Louisiana	2.5	2.5	2.5	2.8
	South Carolina	2.0	1.7	1.8	1.5
	Florida	1.9	0.8	1.4	0.7
	Mississippi	1.8	2.0	2.0	2.0
	Alabama	1.0	1.3	1.0	1.2
	Maryland	0.8	0.8	0.7	0.8

		32.8	34.7	33.3	36.0

West	Texas	36.8	38.6	36.7	36.0
	California	14.9	13.7	14.6	13.9
	Oklahoma	7.5	8.0	7.8	8.2
	Kansas	1.5	0.9	1.4	0.9

		60.7	61.2	60.5	59.0

International	United Kingdom	6.5	4.1	6.2	5.0

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		28.6	29.8	30.3	30.4
BMW/MINI		13.0	12.7	11.3	13.1
Honda/Acura		11.0	9.4	11.1	10.7
Nissan/Infiniti		10.0	12.7	11.4	13.7
Ford		9.5	9.9	9.3	8.9
Volkswagen/Audi/Porsche		6.8	3.4	6.6	2.7
Daimler		6.7	6.8	5.1	5.9
GM		5.2	6.4	5.6	5.6
Chrysler		4.3	4.8	4.4	4.5
Hyundai/Kia		3.5	2.0	3.1	2.2
Other		1.4	2.1	1.8	2.3

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES OTHER MIX:
Import		49.8	50.4	53.7	53.2
Luxury		31.9	29.4	27.8	28.1
Domestic		18.3	20.2	18.5	18.7

		100.0	100.0	100.0	100.0

Car		56.5	51.4	56.8	54.1
Truck		43.5	48.6	43.2	45.9

		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,156,507	$945,392	22.3

Used vehicle retail sales	423,315	362,911	16.6
Used vehicle wholesale sales	69,724	59,434	17.3

Total used	493,039	422,345	16.7
Parts and service	221,666	204,711	8.3
Finance and insurance	67,745	53,481	26.7

Total	$1,938,957	$1,625,929	19.3

GROSS MARGIN %:
New vehicle retail sales	5.6	6.0
Used vehicle retail sales	7.8	8.0
Used vehicle wholesale sales	0.1	0.2
Total used	6.7	6.9
Parts and service	52.0	51.8
Finance and insurance	100.0	100.0
Total	14.5	15.1

GROSS PROFIT:
New vehicle retail sales	$64,227	$57,140	12.4

Used vehicle retail sales	33,031	29,009	13.9
Used vehicle wholesale sales	60	122	(50.8)

Total used	33,091	29,131	13.6
Parts and service	115,190	106,109	8.6
Finance and insurance	67,745	53,481	26.7

Total	$280,253	$245,861	14.0

UNITS SOLD:
Retail new vehicles sold	33,164	27,444	20.8

Retail used vehicles sold	20,180	17,775	13.5
Wholesale used vehicles sold	10,469	8,751	19.6

Total used	30,649	26,526	15.5

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,872	$34,448	1.2
Used vehicle retail	$20,977	$20,417	2.7

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,937	$2,082	(7.0)
Used vehicle retail sales	1,637	1,632	0.3
Used vehicle wholesale sales	6	14	(57.1)
Total used	1,080	1,098	(1.6)
Finance and insurance (per retail unit)	$1,270	$1,183	7.4

OTHER: (1)
SG&A expenses	$214,895	$187,109	14.9
SG&A as % revenues	11.1	11.5
SG&A as % gross profit	76.7	76.1
Operating margin %	2.9	3.2
Pretax margin %	2.0	2.2

FLOORPLAN EXPENSE:
Floorplan interest	$(8,372)	$(7,442)	12.5
Floorplan assistance	8,639	7,308	18.2

Net floorplan income (expense)	$267	$(134)	299.3

	Twelve Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$4,291,098	$3,402,647	26.1

Used vehicle retail sales	1,756,918	1,416,520	24.0
Used vehicle wholesale sales	288,139	251,043	14.8

Total used	2,045,057	1,667,563	22.6
Parts and service	880,070	813,819	8.1
Finance and insurance	259,875	195,736	32.8
Total	$7,476,100	$6,079,765	23.0

GROSS MARGIN %:
New vehicle retail sales	5.8	6.2
Used vehicle retail sales	8.3	8.8
Used vehicle wholesale sales	0.8	1.6
Total used	7.3	7.7
Parts and service	52.4	52.3
Finance and insurance	100.0	100.0
Total	14.9	15.8

GROSS PROFIT:
New vehicle retail sales	$247,439	$210,338	17.6

Used vehicle retail sales	146,006	124,524	17.3
Used vehicle wholesale sales	2,444	4,080	(40.1)

Total used	148,450	128,604	15.4
Parts and service	461,488	425,922	8.4
Finance and insurance	259,875	195,736	32.8

Total	$1,117,252	$960,600	16.3

UNITS SOLD:
Retail new vehicles sold	128,550	102,022	26.0

Retail used vehicles sold	85,366	70,475	21.1
Wholesale used vehicles sold	43,756	35,997	21.6

Total used	129,122	106,472	21.3

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,381	$33,352	0.1
Used vehicle retail	$20,581	$20,100	2.4

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,925	$2,062	(6.6)
Used vehicle retail sales	1,710	1,767	(3.2)
Used vehicle wholesale sales	56	113	(50.4)
Total used	1,150	1,208	(4.8)
Finance and insurance (per retail unit)	$1,215	$1,135	7.0

OTHER: (1)
SG&A expenses	$842,837	$734,229	14.8
SG&A as % revenues	11.3	12.1
SG&A as % gross profit	75.4	76.4
Operating margin %	3.2	3.3
Pretax margin %	2.3	2.3

FLOORPLAN EXPENSE:
Floorplan interest	$(31,796)	$(27,687)	14.8
Floorplan assistance	33,915	26,144	29.7

Net floorplan income (expense)	$2,119	$(1,543)	237.3

(1)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Additional Information - Same Store(1)

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,075,585	$928,761	15.8

Used vehicle retail sales	389,675	357,441	9.0
Used vehicle wholesale sales	61,465	58,165	5.7

Total used	451,140	415,606	8.5
Parts and service	210,572	201,899	4.3
Finance and insurance	63,935	52,781	21.1

Total	$1,801,232	$1,599,047	12.6

GROSS MARGIN %:
New vehicle retail sales	5.4	6.1
Used vehicle retail sales	7.8	8.0
Used vehicle wholesale sales	0.4	0.2
Total used	6.8	6.9
Parts and service	51.8	51.8
Finance and insurance	100.0	100.0
Total	14.6	15.1

GROSS PROFIT:
New vehicle retail sales	$58,365	$56,273	3.7

Used vehicle retail sales	30,565	28,462	7.4
Used vehicle wholesale sales	227	138	64.5

Total used	30,792	28,600	7.7
Parts and service	108,995	104,527	4.3
Finance and insurance	63,935	52,781	21.1

Total	$262,087	$242,181	8.2

UNITS SOLD:
Retail new vehicles sold	30,762	26,851	14.6

Retail used vehicles sold	18,697	17,463	7.1
Wholesale used vehicles sold	9,397	8,449	11.2

Total used	28,094	25,912	8.4

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,965	$34,590	1.1
Used vehicle retail	$20,842	$20,469	1.8

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,897	$2,096	(9.5)
Used vehicle retail sales	1,635	1,630	0.3
Used vehicle wholesale sales	24	16	50.0
Total used	1,096	1,104	(0.7)
Finance and insurance (per retail unit)	$1,293	$1,191	8.6

OTHER: (2)
SG&A expenses	$198,054	$183,621	7.9
SG&A as % revenues	11.0	11.5
SG&A as % gross profit	75.6	75.8
Operating margin %	3.1	3.2

FLOORPLAN EXPENSE:
Floorplan interest	$(7,840)	$(7,321)	7.1
Floorplan assistance	8,200	7,080	15.8

Net floorplan income (expense)	$360	$(241)	249.4

	Twelve Months Ended December 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$3,932,266	$3,381,216	16.3

Used vehicle retail sales	1,618,272	1,409,253	14.8
Used vehicle wholesale sales	254,052	249,693	1.7

Total used	1,872,324	1,658,946	12.9
Parts and service	826,119	809,632	2.0
Finance and insurance	242,706	194,775	24.6

Total	$6,873,415	$6,044,569	13.7

GROSS MARGIN %:
New vehicle retail sales	5.7	6.2
Used vehicle retail sales	8.3	8.8
Used vehicle wholesale sales	1.1	1.6
Total used	7.3	7.7
Parts and service	52.3	52.4
Finance and insurance	100.0	100.0
Total	15.1	15.8

GROSS PROFIT:
New vehicle retail sales	$223,503	$209,136	6.9

Used vehicle retail sales	134,656	123,708	8.8
Used vehicle wholesale sales	2,671	4,078	(34.5)

Total used	137,327	127,786	7.5
Parts and service	432,415	423,853	2.0
Finance and insurance	242,706	194,775	24.6

Total	$1,035,951	$955,550	8.4

UNITS SOLD:
Retail new vehicles sold	117,916	101,265	16.4

Retail used vehicles sold	79,095	70,069	12.9
Wholesale used vehicles sold	39,322	35,681	10.2

Total used	118,417	105,750	12.0

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,348	$33,390	(0.1)
Used vehicle retail	$20,460	$20,112	1.7

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,895	$2,065	(8.2)
Used vehicle retail sales	1,702	1,766	(3.6)
Used vehicle wholesale sales	68	114	(40.4)
Total used	1,160	1,208	(4.0)
Finance and insurance (per retail unit)	$1,232	$1,137	8.4

OTHER: (2)
SG&A expenses	$776,672	$730,036	6.4
SG&A as % revenues	11.3	12.1
SG&A as % gross profit	75.0	76.4
Operating margin %	3.3	3.3

FLOORPLAN EXPENSE:
Floorplan interest	$(29,383)	$(27,486)	6.9
Floorplan assistance	31,216	25,886	20.6

Net floorplan income (expense)	$1,833	$(1,600)	214.6

(1)

Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

(2)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Reconciliation of Certain Non-GAAP Financial Measures

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,
	2012	2011	% Change
NET INCOME RECONCILIATION:

As reported	$17,132	$20,855	(17.9)
After-tax adjustments:
Non-cash asset impairment charges (2)	4,277	461
Net gain on dealership and real estate transactions (3)	(276)	—
Severance costs (4)	548	—
Insurance deductibles for Hurricane Sandy damage (5)	1,219	—
Deal costs (6)	1,111	—
Accrual for pending legal matters (7)	—	641

Adjusted net income (1)	$24,011	$21,957	9.4

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$24,011	$21,957	9.4
Less: Adjusted earnings allocated to participating securities	1,066	1,182	(9.8)

Adjusted net income available to diluted common shares	$22,945	$20,775	10.4

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$0.70	$0.90	(22.2)
After-tax adjustments:
Non-cash asset impairment charges	0.18	0.02
Net gain on dealership and real estate transactions	(0.01)	—
Severance costs	0.02	—
Insurance deductibles for Hurricane Sandy damage	0.05	—
Deal costs	0.05	—
Accrual for pending legal matters	—	0.02

Adjusted diluted income per share (1)	$0.99	$0.94	5.3

SG&A RECONCILIATION:

As reported	$218,925	$188,109	16.4
Pre-tax adjustments:
Accrual for pending legal matters	—	(1,000)
Net gain on dealership and real estate transactions	437	—
Severance costs	(774)	—
Insurance deductibles for Hurricane Sandy damage	(1,916)	—
Deal costs	(1,777)	—

Adjusted SG&A (1)	$214,895	$187,109	14.9

SG&A AS % REVENUES:

Unadjusted	11.3	11.6
Adjusted (1)	11.1	11.5

SG&A AS % OF GROSS PROFIT:

Unadjusted	78.1	76.5
Adjusted (1)	76.7	76.1

OPERATING MARGIN %:

Unadjusted	2.4	3.1
Adjusted (1), (9)	2.9	3.2

PRETAX MARGIN %:

Unadjusted	1.4	2.1
Adjusted (1), (9)	2.0	2.2

SAME STORE SG&A RECONCILIATION:

As reported
Pre-tax adjustments:	$201,930	$184,621	9.4
Accrual for pending legal matters	—	(1,000)
Net gain on dealership and real estate transactions	153	—
Severance costs	(336)	—
Insurance deductibles for Hurricane Sandy damage	(1,916)	—
Deal costs	(1,777)	—

Adjusted Same Store SG&A (1)	$198,054	$183,621	7.9

SAME STORE SG&A AS % REVENUES:

Unadjusted	11.2	11.5
Adjusted (1)	11.0	11.5

SAME STORE SG&A AS % OF GROSS PROFIT:

Unadjusted	77.0	76.2
Adjusted (1)	75.6	75.8

SAME STORE OPERATING MARGIN %:

Unadjusted	2.5	3.1
Adjusted (1), (10)	3.1	3.2

CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash used in operating activities	$(68,031)	$(101,802)	(33.2)
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	69,749	143,307
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	(11,028)	(7,134)

Adjusted net cash provided by (used in) operating activities (1)	$(9,310)	$34,371	(127.1)

	Twelve Months Ended December 31,
	2012	2011	% Change
NET INCOME RECONCILIATION:

As reported	$100,209	$82,394	21.6
After-tax adjustments:
Non-cash asset impairment charges (2)	4,392	2,994
Net gain on dealership and real estate transactions (3)	(935)	—
Severance costs (4)	548	—
Insurance deductibles for Hurricane Sandy damage (5)	1,219	—
Deal costs (6)	1,111	—
Accrual for pending legal matters (7)	—	641
Hail storm insurance deductible (8)	1,658	—

Adjusted net income (1)	$108,202	$86,029	25.8

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$108,202	$86,029	25.8
Less: Adjusted earnings allocated to participating securities	5,469	4,931	10.9

Adjusted net income available to diluted common shares	$102,733	$81,098	26.7

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$4.19	$3.47	20.7
After-tax adjustments:
Non-cash asset impairment charges	0.19	0.13
Net gain on dealership and real estate transactions	(0.04)	—
Severance costs	0.02	—
Insurance deductibles for Hurricane Sandy damage	0.05	—
Deal costs	0.05	—
Accrual for pending legal matters	—	0.02
Hail storm insurance deductible	0.07	—

Adjusted diluted income per share (1)	$4.53	$3.62	25.1

SG&A RECONCILIATION:

As reported	$848,446	$735,229	15.4
Pre-tax adjustments:
Accrual for pending legal matters	—	(1,000)
Net gain on dealership and real estate transactions	1,508	—
Severance costs	(774)	—
Insurance deductibles for Hurricane Sandy damage	(1,916)	—
Deal costs	(1,777)	—
Hail storm insurance deductible	(2,650)	—

Adjusted SG&A (1)	$842,837	$734,229	14.8

SG&A AS % REVENUES:

Unadjusted	11.3	12.1
Adjusted (1)	11.3	12.1

SG&A AS % OF GROSS PROFIT:

Unadjusted	75.9	76.5
Adjusted (1)	75.4	76.4

OPERATING MARGIN %:

Unadjusted	3.1	3.2
Adjusted (1), (9)	3.2	3.3

PRETAX MARGIN %:

Unadjusted	2.1	2.2
Adjusted (1), (9)	2.3	2.3

SAME STORE SG&A RECONCILIATION:

As reported
Pre-tax adjustments:	$783,702	$731,036	7.2
Accrual for pending legal matters	—	(1,000)
Net gain on dealership and real estate transactions	(351)	—
Severance costs	(336)	—
Insurance deductibles for Hurricane Sandy damage	(1,916)	—
Deal costs	(1,777)	—
Hail storm insurance deductible	(2,650)	—

Adjusted Same Store SG&A (1)	$776,672	$730,036	6.4

SAME STORE SG&A AS % REVENUES:

Unadjusted	11.4	12.1
Adjusted (1)	11.3	12.1

SAME STORE SG&A AS % OF GROSS PROFIT:

Unadjusted	75.7	76.5
Adjusted (1)	75.0	76.4

SAME STORE OPERATING MARGIN %:

Unadjusted	3.1	3.2
Adjusted (1), (10)	3.3	3.3

CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$(75,322)	$199,316	(137.8)
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	245,544	(13,350)
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	(11,028)	(33,712)

Adjusted net cash provided by operating activities (1)	$159,194	$152,254	4.6

(1)

We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)

Adjustment is net of tax benefit of $2,711 and $2,783 for the three and twelve months ended December 31, 2012, respectively, and net of tax benefit of $336 and $1,811 for the three and twelve months ended December 31, 2011, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)

Adjustment is net of tax provision of $161 and $573 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)	Adjustment is net of tax benefit of $226 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.
(5)	Adjustment is net of tax benefit of $697 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.
(6)	Adjustment is net of tax benefit of $666 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.
(7)	Adjustment is net of tax benefit of $359 for the three and twelve months ended December 31, 2011, calculated utilizing the applicable federal and state tax rates for the adjustment.
(8)	Adjustment is net of tax benefit of $992 for the twelve months ended December 31, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(9)	Excludes the impact of SG&A reconciling items above, as well as asset impairments.
(10)

Excludes the impact of Same Store SG&A reconciling items, as well as Same Store asset impairments. Adjusted Same Store Operating Income was $56,081, $51,448, $229,354, and $198,548 for the periods presented respectively.